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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2005

                       NATIONAL REALTY AND MORTGAGE, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-27159                  65-0439487
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)



6915 RED ROAD, SUITE #222, CORAL GABLES, FLORIDA                         33143
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (305) 666-6565

                      NATIONAL RESIDENTIAL PROPERTIES, INC.
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

ISSUANCE OF SHARES TO OFFICERS AND DIRECTORS

         On November 15, 2005, National Realty and Mortgage, Inc. (the "COMPANY") issued 200 million shares of the Company's Class A common stock, $0.0000001 par value per share (the "CLASS A COMMON STOCK") to Christopher Astrom. Each share of Class A Common Stock is convertible at the option of the holder into 20 shares of common stock. The purpose of the issuance was to remunerate Mr. Astrom for the 1 million shares of Class A common stock the Company intended to issue him when the Company's stock was more valuable and to compensate Mr. Astrom for services rendered to the Company as chief financial officer for the past three fiscal years. The Company relied on Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT") as an exemption from the registration requirements of Section 5 of the Securities Act, in that this issuance constitutes a transaction by the Company not involving any public offering.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

AMENDED AND RESTATED BYLAWS

         On November 17, 2005 the board of directors of the Company (the "BOARD") approved and adopted Amended and Restated Bylaws of the Company (the "AMENDED BYLAWS"). The Amended Bylaws superseded the Company's previous bylaws in all respects. The Amended Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by this reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

Exhibit No.     Description
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      3.1       Amended and Restated Bylaws of the Company.


























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NATIONAL REALTY AND MORTGAGE, INC.


Date:  November 17, 2005                     By:  /s/ RICHARD ASTROM
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                                                 Richard Astrom
                                                 Chief Executive Officer



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                                 EXHIBIT INDEX


Exhibit No.     Description
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      3.1       Amended and Restated Bylaws of the Company.